Exhibit 99.1

Envestnet Stockholders Approve Acquisition by Bain Capital

BERWYN, Pa. – September 24, 2024 – Envestnet, Inc. (NYSE: ENV) (“Envestnet,” or the “Company”), a leading provider of integrated technology, data intelligence, and wealth solutions, today announced that, at a special meeting (the “Special Meeting”), the Company’s stockholders approved the pending acquisition of the Company by affiliates of vehicles managed or advised by Bain Capital (the “Merger”).

Based on a preliminary tally of voting results, approximately 99.33% of the votes represented at the Special Meeting were in favor of the Merger. The final voting results of the Special Meeting will be filed in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”).

The receipt of stockholder approval satisfies another closing condition to the Merger, in addition to the expiration of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976 on September 3, 2024. The Company expects to complete the Merger in the fourth quarter of 2024, subject to the satisfaction or waiver of the remaining customary closing conditions.

About Envestnet

Envestnet is helping to lead the growth of wealth managers and transforming the way financial advice is delivered through its ecosystem of connected technology, advanced insights, and comprehensive solutions – backed by industry-leading service and support. Serving the wealth management industry for 25 years with more than $6.2 trillion in platform assets—more than 110,000 advisors, 17 of the 20 largest U.S. banks, 48 of the 50 largest wealth management and brokerage firms, more than 500 of the largest RIAs—thousands of companies, depend on Envestnet technology and services to help drive business growth and productivity, and better outcomes for their clients. Data as of 6/30/24.

Envestnet refers to the family of operating subsidiaries of the public holding company, Envestnet, Inc. (NYSE: ENV). For a deeper dive into how Envestnet is shaping the future of financial advice, visit www.envestnet.com. Stay connected with us for the latest updates and insights on LinkedIn and X (@ENVintel).

About Bain Capital

Bain Capital, LP is one of the world’s leading private multi-asset alternative investment firms that creates lasting impact for our investors, teams, businesses, and the communities in which we live. Since our founding in 1984, we’ve applied our insight and experience to organically expand into numerous asset classes including private equity, credit, public equity, venture capital, real estate, life sciences, insurance, and other strategic areas of focus. The firm has offices on four continents, more than 1,750 employees and approximately $185 billion in assets under management. To learn more, visit www.baincapital.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business including, without limitation, statements regarding the Merger and related transactions, the expected closing of the Merger and the timing thereof, and as to the financing commitments. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations (including the ability of certain customers to terminate or amend contracts upon a change of control); (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the Merger; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) litigation and potential litigation relating to the Merger that could be instituted against the parties to the agreement or their respective directors, managers or officers, or the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the Merger; (xiv) risks that the benefits of the Merger are not realized when and as expected; (xv) legislative, regulatory and economic developments; (xvi) those risks and uncertainties set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvii) those risks that are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the SEC on August 23, 2024 and available from the sources indicated below.

The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement filed with the SEC on August 23, 2024 in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place significant weight on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Investor Relations
investor.relations@envestnet.com
(312) 827-3940

Media Relations
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